         ------------------------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                                AFRICA INVESTMENT
                                   FUND, INC.
         ------------------------------------------------------------


                                  ANNUAL REPORT
                                DECEMBER 31, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER



                          MORGAN STANLEY DEAN WITTER
                         AFRICA INVESTMENT FUND, INC.
===============================================================================
DIRECTORS AND OFFICERS

Barton M. Biggs                        Fergus Reid
CHAIRMAN OF THE BOARD OF DIRECTORS     DIRECTOR

Harold J. Schaaff, Jr.                 Frederick O. Robertshaw
PRESIDENT AND DIRECTOR                 DIRECTOR

John D. Barrett II                     Stefanie V. Chang
DIRECTOR                               VICE PRESIDENT

Gerard E. Jones                        Arthur J. Lev
DIRECTOR                               VICE PRESIDENT

Graham E. Jones                        Joseph P. Stadler
DIRECTOR                               VICE PRESIDENT

John A. Levin                          Mary E. Mullin
DIRECTOR                               SECRETARY

Andrew McNally IV                      Belinda A. Brady
DIRECTOR                               TREASURER

William G. Morton, Jr.                 Robin L. Conkey
DIRECTOR                               ASSISTANT TREASURER

Samuel T. Reeves
DIRECTOR
===============================================================================
INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
===============================================================================
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
===============================================================================
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
===============================================================================
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
===============================================================================
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
===============================================================================
INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
===============================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
---------

For the year ended December 31, 2000, the Morgan Stanley Dean Witter Africa Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -27.91%. For the period from the Fund's commencement of operations on February 14, 1994 through December 31, 2000, the Fund's total return, based on net asset value per share, was 22.30%. On December 31, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $7 7/8, representing a 21.6% discount to the Fund's net asset value per share.

SOUTH AFRICA

The performance of the economy in 2000 was disappointing, with GDP growth registering approximately in the 3.0% to 3.3% range. The biggest letdown came in the consumer sector, where it became evident that the lack of job creation, high interest rates and certain shifts in spending patterns crippled activity (beer volumes and clothing sales, for example, were below 1999 levels). The interest rate environment was not benign, as real rates remain high and the Reserve Bank tightened 25 basis points to signal its concern over inflation. CPI for the year is likely to end at around 8%, lifted by higher oil prices. The ability to meet the 2002 inflation target of 3% to 6%, however, we believe is reasonable, with the perennially weakening rand being the primary obstacle. The currency depreciated by over 18% in 2000, following the action in the euro, but has failed to recover as fully. The country's lack of reserves and the migration of corporate and private savings offshore continues to exacerbate the rand's woes.

We are relatively sanguine about the prospects for the market in 2001, as we expect an improvement in the consumption environment and a slightly better economic performance as a result. Commodity stocks should have a more difficult time, as metal and other raw material prices fall, but should be helped by the weaker currency. Consumer stocks and banks should also benefit from rate cuts, which we forecast at 100 basis points, on the heels of falling inflation, which should benefit from lower oil prices and a stronger euro.

EGYPT

The Egyptian market finished a turbulent year down 47.2%, as measured by the EFG Index. The market was hit by currency fears, poor economic performance and weak earnings releases.

The abandonment of the seven year-old exchange rate peg strategy in June 2000 marked an important shift in government thinking and paved the way for better management of foreign exchange and monetary policy. The pound now trades within a controlled float mechanism, which has allowed for a depreciation of 12% in the second half of 2000, releasing some of the pressure that had built up over the tenure of the dollar-peg. The shift has also improved the availability of hard currency and contributed to the fall in interest rates, which were hiked early in the year to slow the economy.

The economy probably grew at a 2% to 3% pace (though officially the statistics reflect a much higher number), a bad performance for Egypt. The construction sector slowed significantly and was only buoyed by large infrastructure projects in the south of the country, and bad liquidity conditions and high interest rates kept consumers from spending. Evidence suggests that the economy bottomed in 2000, and we expect a cyclical bounce to about 4% growth in 2001. We believe the critical driver for the health of the economy and currency will be government policy on privatization and economic liberalization, which is unfortunately progressing slowly. 2001 will probably see the sale of certain cement and banking assets and the IPO of Telecom Egypt, which we hope will encourage more foreign direct investment.

While we are not overly enthusiastic about the prospects for significant government policy initiatives, we are excited by the extremely low valuations in the market, even by Egyptian standards. Our favorite stocks in the beverage and tobacco sectors trade at forward price-earnings multiples from 5 times to 7 times with an average dividend yield of 10%. Our holding in the cellular telecommunications sector, the single largest in the Fund, trades at a significant discount to its regional peers, despite its prospect for above average growth (we estimate 35% and 55%, at the EBITDA and earnings per share levels, respectively, for the next three years).

MAURITIUS

The SEMDEX Index fell 18.3% in 2000, reflecting poor interest in the stock market despite an extraordinary performance at the macroeconomic level. GDP expanded by about 8%, rebounding from a particularly bad drought in 1999, which severely reduced the island's sugar crop. Inflation, which threatened to approach 10% in 1999, has been effectively controlled and should end the year at a remarkable 5.3%. Local interest rates have been cut by 250 basis points this year but will probably not be cut again in 2001 due to an overly conservative stance by the central bank. We believe, the outlook for 2001 is good, with GDP growth forecast at 6% and inflation at around 5.8%. The privatization of Mauritius Telecom was finalized in 2000, realizing a better than expected price and creating an important inflow of foreign capital. The presidential elections held in the fourth quarter of 2000 were won by the opposition, whose economic agenda is market-friendly and promises to be more dynamic than the previous regime's. We continue to like Mauritius as one of the best stories in sub-Saharan Africa, potentially offering great value, strong, consistent growth and political stability.

ZIMBABWE

The Industrial Index in Zimbabwe fell by 40.2% in 2000 (using a discounted exchange rate). The year was marred by continued government threats of land expropriation and political intimidation. Discontent in the country, however, carried the MPC, the main opposition party, to an important victory in parliamentary elections and its influence continues to grow. Economically, the country has suffered from a pegged exchange rate, little foreign exchange, high subsidies of oil and electricity, and lavish expenditure on military projects. Inflation has not abated and is running above 50%. 2001 does not hold much brighter prospects despite a devaluation and the strengthening of the cabinet with private sector managers. We believe that the opportunity in Zimbabwe arises from its very strong private sector, and its ability to bounce back as political change occurs. Timing will be the crucial factor.

GHANA

The Ghanaian market lost 51.7% of its value in 2000, mainly due to currency depreciation. As the prices of the country's main exports, cocoa and gold, collapsed and oil prices soared, the country's balance of payments swung into heavily negative territory. In addition, multilateral institutions such as the IMF and foreign donors withheld disbursements in anticipation of presidential elections, which took place in December 2000. The result of the elections marked an enormous victory for democracy and the maturity of the political system in Ghana, as John Kuffour, the main opposition candidate defeated John Atta-Mills, the current vice-president and Jerry Rawlings' chosen successor. We believe that given a peaceful transition, the country may be a recipient of significant debt forgiveness and foreign monetary assistance that may alleviate some of the pressures on the system and help get the country back on a low inflation and high growth track. Valuations in Ghana remain the lowest in our universe at a forward price-earnings multiple of about 3 times and we are optimistic about 2001.

BOTSWANA

The Domestic Companies Index in Botswana lost 10.3 % of its value in the year 2000, primarily a result of weakness in the currency, which is linked to the South African rand. Economic performance continues to be stellar, with GDP growth around 7.5% and inflation under control. The country's high growth path will slow a notch in 2001, as some of the large mining projects that came on stream in the last two years will not recur, but we remain bullish on its prospects. The Fund's holdings in the brewery sector continue to record excellent operating performance and offers significant value at forward EV(Enterprise Value)/ EBITDA of 1.5 times and a dividend yield of 16%.

On July 2, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 2000, the Fund repurchased 578,300 shares or 4.16% of its Common Stock at an average price per share of $8.64, excluding $29,000 in commissions paid, and an average discount of 30.26% from net asset value per share. Since the inception of the program, the Fund has repurchased 2,135,656 shares or 13.82% of its Common Stock at an average price per share of $9.95, excluding $104,000 in commissions paid, and an average discount of 26.37% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

On April 20, 2000, the Board approved a tender offer policy that requires the Fund to conduct a tender offer during the third quarter of 2001, and during the third quarter of every year thereafter, if the Fund's shares have traded at an average discount to NAV of greater than 15% at the end of the last trading day in each week during the twelve calendar weeks preceding the third quarter. Each such tender will be conducted for up to 10% of the Fund's out-standing shares at a price equal to 95% of NAV on the last day of the tender period, or such later date as to which the offer is extended. In future stockholder reports, we will report on the results of the tender offers.

On September 15, 2000, the Fund completed its first tender offer. The Fund accepted 1,333,612 shares for payment which represented 10% of the Fund's outstanding shares. Final payment was made on September 25, 2000 at $10.81 per share.

On December 14, 2000, the Board of Directors authorized the Fund to conduct a tender offer during the first quarter of 2001 for up to 25% of the Fund's outstanding shares of common stock at a price equal to 95% of the Fund's net asset value ("NAV") on the last day of the tender period, or as otherwise permitted by SEC rules.

Sincerely,

/s/Harold J. Schaaff, Jr.
Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

January 2001

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

Morgan Stanley Dean Witter Africa Investment Fund, Inc.
Investment Summary as of December 31, 2000 (Unaudited)
===============================================================================

HISTORICAL
INFORMATION                                               TOTAL RETURN(%)
                                            -------------------------------------------
                                               MARKET VALUE(1)      NET ASSET VALUE(2)
                                            ---------------------- --------------------
                                                         AVERAGE                AVERAGE
                                            CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL
                                            ----------   -------   ----------   -------
                   ONE YEAR                   -21.00%    -21.00%     -27.91%    -27.91%
                   FIVE YEAR                   -6.29      -1.29       -9.75      -2.03
                   SINCE INCEPTION*            -4.18      -0.62       22.30       2.97

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]

                                                    YEAR ENDED DECEMBER 31,

                                    1994*    1995     1996     1997      1998     1999    2000
                                    ----     ----     ----     ----      ----     ----    ----
Morgan Stanley Dean Witter
Africa Investment Fund, Inc. (2)   7.34%    26.14%    8.64%    2.69%   -11.82%   27.34%  -27.91%



                                                     YEAR ENDED DECEMBER 31,
                                 1994*    1995     1996     1997     1998     1999     2000
                                ------   ------   ------   ------   ------   ------   ------
Net Asset Value Per Share.....  $14.43   $17.05   $16.86   $14.45   $11.69   $14.51   $10.05
Market Value Per Share........  $11.38   $12.88   $13.63   $11.50    $8.38   $10.38    $7.88
Premium/(Discount)............   -21.1%   -24.5%   -19.2%   -20.4%   -28.3%   -28.5%   -21.6%
Income Dividends..............   $0.54    $0.96    $0.14    $0.30    $0.86    $0.30    $0.33
Capital Gains Distributions...      --    $0.01    $1.23    $2.25    $0.00#      --       --
Fund Total Return (2).........   7.34%    26.14%    8.64%    2.69%  -11.82%   27.34%  -27.91%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

* The Fund commenced operations on February 14, 1994.
# Amount is less than U.S.$0.01 per share.

Morgan Stanley Dean Witter Africa Investment Fund, Inc.
Portfolio Summary as of December 31, 2000
===============================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Equity Securities       (92.4%)
Short-Term Investments   (7.6%)

-------------------------------------------------------------------------------
INDUSTRIES

[CHART]

Banks                                   (23.3%)
Beverages                               (12.6%)
Diversified Financials                   (2.4%)
Hotels Restaurants & Leisure             (2.8%)
Industrial Conglomerates                (10.8%)
Insurance                                (4.4%)
Metals & Mining                         (14.7%)
Oil & Gas                                (2.8%)
Tobacco                                  (1.4%)
Wireless Telecommunication Services     (13.8%)
Other                                   (11.0%)

-------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[CHART]

Botswana                                 (6.0%)
Egypt                                   (14.3%)
Ghana                                    (5.9%)
Ivory Coast                              (0.8%)
Kenya                                    (1.0%)
Mauritius                               (12.3%)
Morocco                                  (1.4%)
Tunisia                                  (1.3%)
Zimbabwe                                 (6.5%)
South Africa                            (46.2%)
Other                                    (4.3%)

-------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                     PERCENT OF
                                                                     NET ASSETS
                                                                     ----------
1.   Egyptian Company for Mobile Services (Egypt)                        8.8%
2.   State Bank of Mauritius Ltd. (Mauritius)                            7.1
3.   Nedcor Ltd. (South Africa)                                          7.1
4.   Sechaba Breweries Ltd. (Botswana)                                   6.0
5.   Remgro Ltd. (South Africa)                                          5.5
6.   Anglo American Platinum Corp.,Ltd. (South Africa)                   4.5
7.   Liberty Group Ltd. (South Africa)                                   4.0
8.   Bidvest Group Ltd. (South Africa)                                   3.5
9.   Billiton plc (South Africa)                                         3.1
10.  De Beers (South Africa)                                             3.1
                                                                        ----
                                                                        52.7%
                                                                        ====

*    EXCLUDES SHORT-TERM INVESTMENTS.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS
---------
DECEMBER 31, 2000

                                                                     VALUE
                                                        SHARES       (000)
-------------------------------------------------------------------------------
COMMON STOCKS (96.3%)
(UNLESS OTHERWISE NOTED)
-------------------------------------------------------------------------------
BOTSWANA (6.0%)
BEVERAGES
 Sechaba Breweries Ltd.                               8,177,940   U.S.$  7,165
                                                                  -------------
-------------------------------------------------------------------------------
EGYPT (14.3%)
BEVERAGES
(a,c)Al-Ahram Beverages Co., GDR                        218,100          2,808
                                                                  -------------
CONSTRUCTION MATERIALS
(c)Suez Cement Co.                                       89,426            780
(c)Suez Cement Co., GDR                                  46,156            404
                                                                  -------------
                                                                         1,184
                                                                  -------------
ELECTRICAL EQUIPMENT
(c)Egyptian Electrical Cables Co.                         1,764              2
                                                                  -------------
GAS UTILITIES
(c)Egypt Gas Co.                                         44,500          1,377
                                                                  -------------
TOBACCO
(c)Eastern Tobacco                                       70,334          1,244
                                                                  -------------
WIRELESS TELECOMMUNICATION SERVICES
(a,c)Egyptian Company for Mobile Services               547,009         10,618
                                                                  -------------
                                                                        17,233
                                                                  -------------
-------------------------------------------------------------------------------
GHANA (5.9%)
BANKS
(c)Ghana Commercial Bank Ltd.                         5,394,580            971
(c)SSB Bank                                           6,938,100          1,692
(c)Standard Chartered Bank (Ghana) Ltd.                 893,400          2,296
                                                                  -------------
                                                                         4,959
                                                                  -------------
BEVERAGES
(a,c)Ghana Breweries Ltd.                               504,001             81
(c)Guinness (Ghana) Ltd.                              3,050,979            345
                                                                  -------------
                                                                           426
                                                                  -------------
DIVERSIFIED FINANCIALS
(c)Home Finance Co., Ltd.                             2,814,840            320
                                                                  -------------
LEISURE EQUIPMENT & PRODUCTS
(c)Unilever (Ghana) Ltd.                              2,494,900            477
                                                                  -------------
METALS & MINING
(c)Aluworks Ghana Ltd.                                1,070,000            557
(a,c)Pioneer Aluminum Factory (Ghana)                 1,043,400             33
                                                                  -------------
                                                                           590
                                                                  -------------
TOBACCO
(c)British American Tobacco Co. (Ghana)               6,749,660            323

                                                                  -------------
                                                                         7,095
                                                                  -------------
-------------------------------------------------------------------------------
IVORY COAST (0.8%)
INDUSTRIAL CONGLOMERATES
(a,c)Filature Tissages Sacs C I                          25,000            516
                                                                  -------------
-------------------------------------------------------------------------------

                                                                     VALUE
                                                        SHARES       (000)
-------------------------------------------------------------------------------
TEXTILES & APPAREL
      Societe Ivoirienne de Coco  Rappe                  24,000   U.S.$    386
                                                                  -------------
                                                                           902
                                                                  -------------
-------------------------------------------------------------------------------
KENYA (1.0%)
AUTO COMPONENTS
 Firestone East Africa Ltd.                           2,756,950            406
BANKS                                                             -------------
(a)Kenya Commercial Bank Ltd.                           991,326            324
                                                                  -------------

BUILDING PRODUCTS
(a)Athi River Mining Ltd.                             2,262,500            116
                                                                  -------------
DIVERSIFIED FINANCIALS
 National Industrial Credit Bank                        389,438             89
                                                                  -------------
ELECTRIC UTILITIES
 Kenya Power & Lighting Co., Ltd.                       150,000             77
                                                                  -------------
FOOD & DRUG RETAILING
 Uchumi Supermarket Ltd.                                297,107            186
                                                                  -------------
                                                                         1,198
                                                                  -------------
-------------------------------------------------------------------------------
MALAWI (0.1%)
FOOD PRODUCTS
(c)Sugar Corporation of Malawi                        2,160,000            153
                                                                  -------------
-------------------------------------------------------------------------------
MAURITIUS (12.3%)
BANKS
 Mauritius Commercial Bank                            1,037,036          3,019
 State Bank of Mauritius Ltd.                        14,538,822          8,571
                                                                  -------------
                                                                        11,590
                                                                  -------------
HOTELS RESTAURANTS & LEISURE
 New Mauritius Hotels Ltd.                            1,753,850          2,188
 Rogers and Co., Ltd.                                   308,031          1,074
                                                                  -------------
                                                                         3,262
                                                                  -------------
                                                                        14,852
                                                                  -------------
-------------------------------------------------------------------------------
MOROCCO (1.4%)
BANKS
(a)Wafabank                                              11,000            824
                                                                  -------------
INDUSTRIAL CONGLOMERATES
 ONA                                                      8,650            916
                                                                  -------------
                                                                         1,740
                                                                  -------------
-------------------------------------------------------------------------------
NIGERIA (0.1%)
BANKS
 United Bank for Africa                                 935,000            117
                                                                  -------------

SOUTH AFRICA (46.2%)
BANKS
 FirstRand Ltd.                                      1,486,600          1,650
 Nedcor Ltd.                                           377,597          8,533
                                                                  -------------
                                                                        10,183
                                                                  -------------
BEVERAGES
 South African Breweries plc                           449,000          3,156
                                                                  -------------

DIVERSIFIED FINANCIALS
(c)BOE Ltd.                                           6,607,268              9
                                                                  -------------
HOUSEHOLD DURABLES
 Ellerine Holdings Ltd.                                 587,500          1,343
                                                                  -------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                     VALUE
                                                        SHARES       (000)
------------------------------------------------------------------------------
SOUTH AFRICA (CONTINUED)
INDUSTRIAL CONGLOMERATES
 Bidvest Group Ltd.                                     698,764   U.S.  $4,215
 Remgro Ltd.                                            965,890          6,574
                                                                  -------------
                                                                        10,789
                                                                  -------------
INSURANCE
 Liberty Group Ltd.                                    536,100           4,782
 Metropolitan Life Ltd.                                408,200             529
                                                                  -------------
                                                                         5,311
                                                                  -------------
METALS & MINING
 Anglo American Platinum Corp., Ltd.                  116,700            5,429
 Billiton plc                                         987,000            3,753
 De Beers (Centenary Linked Unit)                     141,106            3,729
 Impala Platinum Holdings Ltd.                         60,100            3,064
                                                                  -------------
                                                                        15,975
                                                                  -------------
OIL & GAS
 Sasol Ltd.                                           523,240            3,385
                                                                  -------------
SPECIALTY RETAIL
 Profurn Ltd.                                       1,312,700              484
                                                                  -------------
WIRELESS TELECOMMUNICATION SERVICES
 M-Cell Ltd.                                          679,600            2,272
 Venfin Ltd.                                          999,590            2,662
                                                                  -------------
                                                                         4,934
                                                                  -------------
                                                                        55,569
                                                                  -------------
-------------------------------------------------------------------------------
TUNISIA (1.3%)
DIVERSIFIED FINANCIALS
 Banque de l'Habitat                                   65,286              546
 Tunsie Leasing SA                                     15,000              468
                                                                  -------------
                                                                         1,014
                                                                  -------------
ELECTRICAL EQUIPMENT
 Siame                                                 12,000              576
                                                                  -------------
                                                                         1,590
                                                                  -------------
-------------------------------------------------------------------------------
ZAMBIA (0.4%)
FOOD PRODUCTS
 (c)Zambia Sugar Co., Ltd.                        151,371,609              302
                                                                  -------------
METALS & MINING
 (a,c)Zambia Consolidated                             586,700              232
 Copper Mines Ltd.
                                                                  -------------
                                                                           534
                                                                  -------------
-------------------------------------------------------------------------------
ZIMBABWE (6.5%)
BEVERAGES
(c)Delta Corp., Ltd.                                9,856,793            1,663
                                                                  -------------
DIVERSIFIED FINANCIALS
(c)NMBZ Holdings Ltd.                                 668,000            1,461
                                                                  -------------
FOOD PRODUCTS
(c)Interfresh Ltd.                                 15,000,000              103
                                                                  -------------
-------------------------------------------------------------------------------

                                                                     VALUE
                                                        SHARES       (000)
-------------------------------------------------------------------------------
HOTELS RESTAURANTS & LEISURE
(a,c)Zimbabwe Sun Ltd.                             10,053,378     U.S.$    163
                                                                  -------------
INDUSTRIAL CONGLOMERATES
(a,c)TA Holdings Ltd.                              11,432,100              386
(a,c)Trans Zambezi Industries Ltd.                  8,572,410              360
                                                                  -------------
                                                                           746
                                                                  -------------
METALS & MINING
(c)Bindura Nickel Corp., Ltd.                       3,389,956              805
(a,c)Wankie Colliery Co., Ltd.                      7,871,900              148
                                                                  -------------
                                                                           953
                                                                  -------------
MULTILINE RETAIL
(c)Meikles Africa Ltd.                              2,615,180            1,537
                                                                  -------------
TOBACCO
(c)T.S.L., Ltd.                                     3,477,000              130
                                                                  -------------
WIRELESS TELECOMMUNICATION SERVICES
(a,c)Econet Wireless Holdings Ltd.                  6,941,900            1,120
                                                                  -------------
                                                                         7,876
                                                                  -------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCK
 (Cost U.S.$159,515)                                                   116,024
                                                                  -------------
-------------------------------------------------------------------------------
RIGHTS (0.0%)
-------------------------------------------------------------------------------
TUNISIA (0.0%)
RIGHTS
(a)Siame Rights
  (Cost U.S.$-@)                                        2,000             --(@)
                                                                  -------------
-------------------------------------------------------------------------------

                                                       NO. OF
                                                      WARRANTS
-------------------------------------------------------------------------------
WARRANTS (0.0%)
-------------------------------------------------------------------------------
SOUTH AFRICA (0.0%)
WARRANTS
(a)Leisure Planet
  Holding, expiring
  1/24/01
  (Cost U.S.$-@)                                            5             --(@)
                                                                  -------------
-------------------------------------------------------------------------------

                                                       FACE
                                                      AMOUNT
                                                       (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (7.7%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT
(b)Chase Securities, Inc.,
  5.60% dated 12/29/00, due
  01/02/01
  (Cost U.S.$9,220)                                 U.S.$9,220            9,220
                                                                  -------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                       FACE
                                                      AMOUNT          VALUE
                                                       (000)          (000)
-------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.3%)
British Pound                                        GBP    120   U.S.$    180
(c)Egyptian Pound                                    EGP      7              2
Euro                                                 EUR       @              @
Ivory Coast Franc                                    XAF 68,000             98
Kenyan Shilling                                      KES  2,271             29
Mauritius Rupee                                      MUR  1,457             52
                                                                  -------------
(Cost U.S.$356)                                                            361
                                                                  -------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.3%)
(Cost U.S.$169,091)                                                     125,605
                                                                  -------------
-------------------------------------------------------------------------------


                                                      AMOUNT         AMOUNT
                                                       (000)          (000)
-------------------------------------------------------------------------------
OTHER ASSETS (0.7%)
Dividends Receivable                                U.S.$   497
Receivable for Investments Sold                             291
Interest Receivable                                           4
Other Assets                                                 14            806
                                                    -----------   -------------
-------------------------------------------------------------------------------
LIABILITIES (-5.0%)
Payable For:
 Dividends Declared                                      (3,995)
 Investments Purchased                                   (1,531)
 Custodian Fees                                            (206)
 Investment Advisory Fees                                  (124)
 Directors' Fees and Expenses                               (46)
 Professional Fees                                          (46)
 Shareholder Reporting Expenses                             (22)
 Administrative Fees                                        (19)
 Bank Overdraft                                             (13)
 Other Liabilities                                           (5)        (6,007)
                                                                  -------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 11,979,209, issued and
outstanding U.S.$ 0.01 par value
shares (100,000,000 shares authorized)                            U.S.$120,404
                                                                  -------------
                                                                  -------------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         U.S.$  10.05
                                                                  -------------
                                                                  -------------
-------------------------------------------------------------------------------


                                                                      AMOUNT
                                                                      (000)
-------------------------------------------------------------------------------
     AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:

Common Stock                                                      U.S.$    120
Paid-in Capital                                                        181,174
Distributions in Excess of Net Investment Income                        (1,685)
Accumulated Net Realized Loss                                          (15,687)
Unrealized Depreciation on
 Investments and Foreign
 Currency Translations                                                  (43,518)
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  U.S.$120,404
                                                                  -------------
                                                                  -------------
-------------------------------------------------------------------------------
(a) -- Non-income producing.
(b) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
(c) -- Investment valued at fair value - see Note A-1 to financial statements.
 @  -- Value is less than U.S.$500.
GDR -- Global Depositary Receipt
-------------------------------------------------------------------------------
DECEMBER 31, 2000 EXCHANGE RATES:
-------------------------------------------------------------------------------
EGP      Egyptian Pound                                    3.890  = U.S. $1.00
EUR      Euro                                              1.061  = U.S. $1.00
GBP      British Pound                                     0.670  = U.S. $1.00
KES      Kenyan Shilling                                  78.050  = U.S. $1.00
MUR      Mauritius Rupee                                  27.820  = U.S. $1.00
XAF      Ivory Coast Franc                               698.681  = U.S. $1.00
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 2000

                                                                       Percent
                                                        Value          of Net
INDUSTRY                                                (000)          Assets
-------------------------------------------------------------------------------
Auto Components                                    U.S.$    406            0.3%
Banks                                                    27,997           23.3
Beverages                                                15,218           12.6
Building Products                                           116            0.1
Construction Materials                                    1,183            1.0
Diversified Financials                                    2,893            2.4
Electric Utilities                                           77            0.1
Electrical Equipment                                        578            0.5
Food & Drug Retailing                                       187            0.2
Food Products                                               559            0.5
Gas Utilities                                             1,377            1.1
Hotels Restaurants & Leisure                              3,425            2.8
Household Durables                                        1,343            1.1
Industrial Conglomerates                                 12,967           10.8
Insurance                                                 5,311            4.4
Leisure Equipment & Products                                477            0.4
Metals & Mining                                          17,750           14.7
Multiline Retail                                          1,536            1.3
Oil & Gas                                                 3,385            2.8
Specialty Retail                                            484            0.4
Textiles & Apparel                                          386            0.3
Tobacco                                                   1,697            1.4
Wireless Telecommunications Services                     16,672           13.8
Other                                                     9,581            8.0
                                                   ------------   ------------
                                                   U.S.$125,605          104.3%
                                                   ============   ============
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                              YEAR ENDED
                                                                                           DECEMBER 31, 2000
STATEMENT OF OPERATIONS                                                                          (000)
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends .......................................................................        U.S.$    6,356
  Interest ........................................................................                   544
  Less: Foreign Taxes Withheld ....................................................                  (278)
------------------------------------------------------------------------------------------------------------
    Total Income ..................................................................                 6,622
------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees ......................................................                 1,900
    Custodian Fees ................................................................                   831
    Administrative Fees ...........................................................                   212
    Professional Fees .............................................................                   151
    Shareholder Reporting Expenses ................................................                    42
    Transfer Agent Fees ...........................................................                    21
    Directors' Fees and Expenses ..................................................                     7
    Other Expenses ................................................................                    48
------------------------------------------------------------------------------------------------------------
      Total Expenses ..............................................................                 3,212
------------------------------------------------------------------------------------------------------------
        Net Investment Income .....................................................                 3,410
------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold ....................................................                (9,672)
    Foreign Currency Transactions .................................................                (1,489)
------------------------------------------------------------------------------------------------------------
      Net Realized Loss ...........................................................               (11,161)
------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Depreciation on Investments ...................................................               (49,914)
    Depreciation on Foreign Currency Translations .................................                   (10)
------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation ..............................               (49,924)
------------------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized
    Appreciation/Depreciation .....................................................               (61,085)
------------------------------------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................        U.S.$  (57,675)
============================================================================================================

                                                                          YEAR ENDED          YEAR ENDED
                                                                       DECEMBER 31, 2000   DECEMBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                           (000)               (000)
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income ................................................  U.S.$  3,410     U.S.$    4,794
  Net Realized Gain (Loss) .............................................       (11,161)               367
  Change in Unrealized Appreciation/Depreciation .......................       (49,924)            37,112
------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations ....................................................       (57,675)            42,273
------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income ................................................        (2,322)            (3,878)
  In Excess of Net Investment Income ...................................        (1,685)              (236)
  Total Distributions ..................................................        (4,007)            (4,114)
------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Repurchase of Shares(548,000 shares and 455,300
    shares, respectively) ..............................................       (19,443)            (4,353)
------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) ............................................       (81,125)            33,806
Net Assets:
  Beginning of Period ..................................................       201,529            167,723
------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed/
    (distributions in excess of) net
    investment income of U.S.$1,250
    and U.S.$(236), respectively) ......................................  U.S.$120,404       U.S.$201,529
============================================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
AND RATIOS:                                                                  YEARS ENDED DECEMBER 31,
                                                         --------------------------------------------------------------------------
                                                             2000           1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . .       U.S.$  14.51   U.S.$  11.69   U.S.$  14.45   U.S.$  16.86   U.S.$  17.05
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income            . . . . . . . .               0.28           0.34           0.40           0.34           0.35
Net Realized and Unrealized Gain (Loss)  . . . .
  on Investments       . . . . . . . . . . . . .               4.57           2.68          (2.58)         (0.20)          0.83
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations . . . . . .              (4.29)          3.02          (2.18)          0.14           1.18
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income    . . . . . . . . . . .              (0.19)         (0.28)         (0.86)         (0.30)         (0.14)
  In Excess of Net Investment Income . . . . . .              (0.14)         (0.02)            --             --             --
  Net Realized Gains         . . . . . . . . . .                 --             --             --          (2.04)         (1.23)
  In Excess of Net Realized Gains  . . . . . . .                 --             --          (0.00)#        (0.21)            --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions  . . . . . . . . . . . .              (0.33)         (0.30)         (0.86)         (2.55)         (1.37)
-----------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares Repurchased . . .               0.16           0.10           0.28             --             --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   . . . . . . . .       U.S.$  10.05   U.S.$  14.51   U.S.$  11.69   U.S.$1  4.45   U.S.$  16.86
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD  . . . . .       U.S.$   7.88   U.S.$  10.38   U.S.$   8.38   U.S.$  11.50   U.S.$  13.63
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value        . . . .  . . . . . . . . .             (21.00%)        27.09%        (20.62%)         1.13%         16.26%
  Net Asset Value (1)  . . . . . . . . . . . . .             (27.91%)        27.34%        (11.82%)         2.69%          8.64%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)   . . .  .       U.S.$120,404   U.S.$201,529   U.S.$167,723   U.S.$223,203   U.S.$260,522
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets . . .  .               2.05%          1.78%          1.79%          1.77%          1.79%
Ratio of Net Investment Income to
  Average Net Assets    . . . . . . . . . . .  .               2.17%          2.70%          2.56%          1.72%          2.11%
Portfolio Turnover Rate . . . . . . . . . . .  .                101%           135%            53%            40%            68%
-----------------------------------------------------------------------------------------------------------------------------------

# Amount is less than U.S. $0.01 per share
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
December 31, 2000
---------

     The Morgan Stanley Dean Witter Africa Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 14, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors. Due to certain African securities markets' small size, degree of liquidity and volatility, the price which the Fund may realize upon sale of securities may not be equal to the value presented in the financial statements.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities (collateral). In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rate of exchange on valuation date;

     - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to security transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books, if any, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

6. DEBT INSTRUMENTS: The Fund may invest in debt instruments including those in the form of fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments ("Assignments") of all or a portion of Loans from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

7. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

8. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market- linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

10. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange- traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the year ended December 31, 2000, the Fund's investments in derivative instruments described above included foreign currency exchange contracts only.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recog-nition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

     In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser"), provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.20% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. For the year ended December 31, 2000, the Fund made purchases and sales totaling approximately $153,179,000 and $176,683,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 2000, the U.S. Federal income tax cost basis of securities was $172,207,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $46,844,000 of which $5,078,000 related to appreciated securities and $51,922,000 related to depreciated securities. At December 31, 2000, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $9,275,000 available to offset future capital gains which $3,170,000 will expire on December 31, 2006 and $6,105,000 will expire on December 31, 2008. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 2000, the Fund intends to elect to defer to January 1, 2001, for U.S. Federal income tax purposes, post-October currency losses of $65,000 and post-October capital losses of $4,280,000.

F. For the year ended December 31, 2000, the Fund incurred brokerage commissions of $19,000 with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

G. A significant portion of the Fund's net assets consists of securities of issuers located in Africa. These securities are denominated in foreign currencies and involve certain considerations and risks not typically associated with investments in the United States. Securities of these issuers are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, the securities markets in these countries are less developed than the U.S. securities market and there is often substantially less publicly available information about African issuers than U.S. issuers. Settlement mechanisms are also less developed and consist primarily of physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions in certain African nations.

These securities may also be subject to substantial governmental involvement in the economy and greater social, economic, and political uncertainty which could adversely affect the liquidity or value, or both, of the Fund's investment. In addition, the Fund's ability to hedge its currency risk is limited, possibly exposing the Fund to currency devaluation and other exchange rate fluctuations. Accordingly, the price which the Fund may realize upon sale of such securities may not be equal to its value as presented in the financial statements.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2000, the deferred fees payable, under the Plan, totaled $46,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. On July 2, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 2000, the Fund repurchased 578,300 shares or 4.16% of its Common Stock at an average price per share of $8.64, excluding $29,000 in commissions paid, and an average discount of 30.26% from net asset value per share. For the year ended December 31, 1999, the Fund repurchased 455,300 shares or 3.17% of its Common Stock at an average price per share of $9.51, excluding $21,000 in commissions paid, and an average discount of 23.59% from net asset value per share. Since the inception of the program, the Fund has repurchased 2,135,656 shares or 13.82% of its Common Stock at an average price per share of $9.95, excluding $104,000 in commissions paid, and an average discount of 26.37% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

J. On April 20, 2000, with the aim of enhancing shareholder value and reducing the discount at which the Fund's share had been trading, the Board also approved a tender offer policy that requires the Fund to conduct a tender offer during the third quarter of 2001, and during the third quarter of every year thereafter, if the Fund's shares have traded at an average discount to NAV of greater than 15% at the end of the last trading day in each week during the twelve calendar weeks preceding the third quarter. Each such tender will be conducted for up to 10% of the Fund's outstanding shares at a price equal to 95% of NAV on the last day of the tender period, or such later date as to which the offer is extended.

K. On September 15, 2000, the Fund completed its first tender offer. The Fund accepted 1,333,612 shares for payment which represented 10% of the Fund's outstanding shares. Final payment was made on September 25, 2000 at $10.81 per share. On December 14, 2000, the Board of Directors authorized the Fund to conduct a tender offer during the first quarter of 2001 for up to 25% of the Fund's outstanding shares of common stock at a price equal to 95% of the Fund's net asset value ("NAV") on the last day of the tender period, or as otherwise permitted by SEC rules.

L. During December 2000, the Board of Directors declared a distribution of $0.3335 per share, derived from net investment income, payable on January 12, 2001, to shareholders of record on December 22, 2000.

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 2000, the Fund expects to pass through to shareholders foreign tax credits totaling approximately $278,000. In addition, for the year ended December 31, 2000, gross income derived from sources within a foreign country totaled $6,356,000.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Africa Investment Fund, Inc.

We have audited the accompanying statement of net assets of Morgan Stanley Dean Witter Africa Investment Fund, Inc. (the "Fund") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Africa Investment Fund, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                         /s/ Ernst & Young LLP

Boston, Massachusetts
February 2, 2001

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends and distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The provisions of the Plan have been modified to conform to the above description regarding the option of Participants to make additional voluntary cash payments to the Plan on an annual, rather than monthly, basis. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

            Morgan Stanley Dean Witter Africa Investment Fund, Inc. American Stock Transfer & Trust Company
            Dividend Reinvestment and Cash Purchase Plan
            40 Wall Street
            New York, NY 10005
            1-800-278-4353